                                                                 EXHIBIT d(4)(i)

                               AMENDED SCHEDULE A

                                     TO THE

                      RESTATED EXPENSE LIMITATION AGREEMENT

                           ING VARIABLE PRODUCTS TRUST

                            OPERATING EXPENSE LIMITS

                                                            MAXIMUM OPERATING EXPENSE LIMIT
          NAME OF FUND                                   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------              --------------------------------------
                                                            Class R                  Class S
                                                         ------------              ------------
ING VP Convertible Portfolio                                  N/A                      1.10%
Term Expires December 31, 2004

ING VP Disciplined LargeCap Portfolio                        0.90%                     1.10%
Term Expires December 31, 2004

ING VP Financial Services Portfolio                           N/A                      1.10%
Term Expires December 31, 2004

ING VP Growth + Value Portfolio                              0.80%                     1.00%
Term Expires December 31, 2004

ING VP Growth Opportunities Portfolio                        0.90%                     1.10%
Term Expires December 31, 2004

ING VP High Yield Bond Portfolio                             0.80%                     1.00%
Initial Term Expires December 31, 2004

ING VP International Portfolio                                N/A                      1.25%
Term Expires December 31, 2004

ING VP International SmallCap Growth Portfolio                N/A                      1.35%
Term Expires December 31, 2004

ING VP International Value Portfolio                         1.00%                     1.20%
Term Expires December 31, 2004

ING VP Large Company Value Portfolio                          N/A                      1.10%
Term Expires December 31, 2004

ING VP LargeCap Growth Portfolio                              N/A                      1.10%
Term Expires December 31, 2004

                                                            MAXIMUM OPERATING EXPENSE LIMIT
          NAME OF FUND                                   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------              --------------------------------------
ING VP MagnaCap Portfolio                                   0.90%                        1.10%
Term Expires December 31, 2004

ING VP MidCap Opportunities Portfolio                       0.90%                        1.10%
Term Expires December 31, 2005

ING VP SmallCap Opportunities Portfolio                     0.90%                        1.10%
Term Expires December 31, 2004

                                        2